UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 13, 2006

DOBI MEDICAL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-32523	98-0222710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 MacArthur Boulevard Mahwah, New Jersey (Address of principal executive offices)		07430
		(Zip Code)

Registrant's telephone number, including area code: (201) 760-6464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

DOBI MEDICAL INTERNATIONAL, INC.

June 13, 2006

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 8.01 Other Events.

On June 13, 2006, DOBI Medical International, Inc. (the “Company”) furloughed all its officers and employees, including its Interim Chief Executive Officer and Chief Financial Officer, because it had insufficient funds to continue to make payroll beyond June 13, 2006.  The Company is actively seeking alternatives in order to resume operations as soon as possible; however, no assurance can be given that it will be able to do so.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOBI MEDICAL INTERNATIONAL, INC.

Date: June 19, 2006	By: /s/Michael R. Jorgensen
Michael R. Jorgensen Authorized Representative